Rule 497(e)

File No. 333-283221

REX ETF Trust

(the “Trust”)

REX Autocallable Income ETF

REX Drone ETF

REX NVDA Growth & Income ETF

REX TSLA Growth & Income ETF

REX WMT Growth & Income ETF

REX IncomeMax Option Strategy ETF

The Laddered T-Bill ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement to each Fund’s Statement of Additional Information

Dated August 4, 2026

The Board of Trustees (the “Board”) has elected Stanley Kiang to serve as a trustee of the Funds. Accordingly, the section entitled “Management of the Fund – Trustees and Officers” has been revised so as to include the following biographical information for Mr. Kiang.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Stanley Kiang Year of Birth: 1975	Trustee	Since 2026	Managing Member, SAKK One Property Management, LLC (2009–present); Director, ETF Strategist, VanEck (2022–2024); Senior Director of Exchange Traded Funds, Aberdeen Investments (2015–2022)	8	None

Corresponding changes will be made throughout each Fund’s Statement of Additional Information to reflect the appointment of Mr. Kiang.

Please Keep This Supplement With Your Statement of Additional Information For Future Reference